Exhibit 10.4
SPECTRUM BRANDS HOLDINGS, INC.
[Name of Equity Plan]

RESTRICTED STOCK UNIT AGREEMENT

THIS RESTRICTED STOCK UNIT AGREEMENT (the “Agreement”) is made, effective as of [date] (hereinafter the “Date of Grant”), between Spectrum Brands Holdings, Inc. (the “Company”) and [name] (the “Participant”).

R E C I T A L S:

WHEREAS, the Company has adopted the [name of equity plan], as amended (the “Plan”), pursuant to which awards of Restricted Stock Units may be granted; and

WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined that it is in the best interests of the Company and its stockholders to grant to the Participant an award of Restricted Stock Units as provided herein and subject to the terms set forth herein.

NOW THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1.    Grant of Restricted Stock Units. The Company hereby grants on the Date of Grant to the Participant a total of [ ] Restricted Stock Units (the “Award”), on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan. Such Restricted Stock Units shall be credited to a separate account maintained for the Participant on the books of the Company (the “Account”). On any given date, the value of each Restricted Stock Unit comprising the Award shall equal the Fair Market Value of one share of Common Stock. The Award shall vest and settle in accordance with Section 3 hereof.

2.    Incorporation by Reference, Etc. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. In the event of a conflict between the Plan and this Agreement, the terms and conditions of the Plan shall govern. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his or her legal representative in respect of any questions arising under the Plan or this Agreement.

3.    Terms and Conditions.

(a)Vesting, Settlement and Forfeiture. The Award and all Restricted Stock Units subject thereto shall be one hundred percent (100%) unvested as of the Date of Grant. Except as otherwise provided in the Plan and this Agreement, and contingent upon the Participant’s continued service to the Company until [ ] (“the Vesting Date”), the Award shall vest and become non-forfeitable on the Vesting Date and on such date the Company shall settle the Award and shall therefore (i) issue (in book-entry form) in the name of the Participant one share of Stock (each, an “RSU Share”) for each Restricted Stock Unit, with any fractional shares paid out in cash (and, upon such settlement, those Restricted Stock Units shall cease to be credited to the Account) and (ii) enter the Participant’s name as a stockholder of record with respect to the RSU Shares on the books of the Company.

(b)Transfer Restrictions. The Award granted hereunder may not be sold, pledged or otherwise transferred (other than by will or the laws of descent and distribution) and may not be subject to lien, garnishment, attachment or other legal process. The Participant acknowledges and agrees that, with respect to each Restricted Stock Unit credited to their Account, the Participant has no voting rights with respect to the Company unless and until each such Restricted Stock Unit is settled in RSU Shares pursuant to Section 3(a) hereof.

(c)Effect of Termination of Service. If the Participant’s service as a member of the Board terminates before [date]: (i) due to voluntary resignation (not at the request of the Board or pursuant to a requirement in an employment agreement), death, Disability, or by reason of removal by the shareholders, then the Award shall be cancelled and forfeited, provided, that, in the sole discretion of the Committee, all or part of the Award may vest and become non-forfeitable; (ii) due to resignation at the request of the Board, not being re-elected by the shareholders at an annual or special meeting of shareholders, pursuant to a requirement in an employment agreement, or if Participant becomes a member of the Company’s management and is no longer eligible to receive compensation for services as a Director, then, in the sole discretion of the Committee, a pro-rata portion of the Award, based on the number of days of the fiscal year that the Participant served a non-management Director through the date of termination of service, may vest and become non-forfeitable and the remainder of the Award shall be cancelled and forfeited; or (iii) due to a Change in Control, then the entire Award shall immediately vest and become non-forfeitable. An Award or portion of an Award that vests pursuant to this Section 3(c) shall be issued as otherwise described in (a) above.

(d)Dividends. If on any date dividends are paid on shares of Common Stock, then the Participant’s Account shall be credited with dividend equivalent payments either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, which accumulated dividend equivalents shall be payable and forfeited at the same time as the underlying Restricted Stock Units are settled or forfeited, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to any dividend equivalent payments relating thereto.

(e)Taxes and Withholding. Under current law and based upon the status of Participant as a nonemployee member of the Board of Directors of the Company, vesting of the Award does not create a withholding obligation. The Participant shall be responsible for all income taxes payable in respect of the Award.

(f)Rights as a Stockholder. Upon and following the settlement of the Award, the Participant shall be the record owner of the Common Stock issued in respect thereof unless and until such shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights, if any, with respect to the RSU Shares. Prior to the Vesting Date, the Participant

shall not be deemed for any purpose to be the owner of shares of Common Stock underlying the Restricted Stock Units.

5.    Miscellaneous.

(a)Stockholder Approval of the Plan. The Restricted Stock Units granted under this Agreement are issued pursuant to the Plan, as amended, as approved by the shareholders of the Company.

(b)General Assets. All amounts credited to the Account under this Agreement shall continue for all purposes to be part of the general assets of the Company, the Participant’s interest in the Account shall make the Participant only a general, unsecured creditor of the Company.

(c)Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be sent by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

if to the Company:

3001 Deming Way
Middleton, WI 53562
Facsimile: (608) 288-7546
Attention: General Counsel

with a separate copy to:
3001 Deming Way
Middleton, WI 53562
Attention: Chief Financial Officer

if to the Participant:
At the Participant’s last known address on file with the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

(d)Clawback/Forfeiture. The Committee may in its sole discretion cancel all or any portion of the Award if the Participant, without the consent of the Company, while providing services to the Company or any Affiliate or after termination of such service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise has engaged in or engages in activity that is in conflict with or adverse to the interests of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. If the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or settlement of such Award, and must promptly repay the gain to the Company, upon 30 days prior written demand by the Committee. In addition, if the Participant receives any amount in excess of what the Participant should have received under the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company upon 30 days prior written demand by the Committee. To the extent required by applicable law (including without limitation Section 304 of the Sarbanes Oxley Act and Section 954 of the Dodd Frank Act), the Award shall be subject to any required clawback, forfeiture or similar requirement.

(e)Confidentiality

i.The Participant agrees to hold in strict confidence and, except as the Company may authorize or direct, in each case in writing, not disclose to any person or use any confidential information or materials received by the Participant from the Company or any Affiliate and any confidential information or materials of other parties received by the Participant in connection with the performance of Participant. For purposes of this Section, confidential information or materials shall include existing and potential customer or vendor information, existing and potential supplier information, product information, design and construction information, pricing and profitability information, non-public mergers or acquisition information, financial information, sales and marketing strategies and techniques, know-how and negative know-how, product developments, inventions, technical data, ideas, forecasting reports, marketing techniques and materials, cost information, margin information, information regarding the Company’s interactions with third parties, governmental entities and personnel (including information with respect to the processes and functioning of the Company’s Board of Directors and any committees thereof, and any member or advisor to the Board or such committees), personnel data, employee compensation, salary, and benefits, performance reviews, and business plans, ideas or practices. Confidential information or materials shall not include any information that has entered or enters the public domain through no direct or indirect fault of the Participant or agent of the Participant. As to confidential information or materials that constitute a trade secret, the restrictions in this paragraph shall last for as long as the item qualifies as a trade secret under federal or state law. The restriction on the Participant’s use or disclosure of the confidential information or materials that do not constitute a trade secret shall remain in force during the time the Participant is providing services to the Company and until the earlier of (x) a period of seven (7) years thereafter or (y) such information is of general knowledge in the industry through no direct or indirect fault of the Participant or any agent of the Participant. The Participant also agrees to return to the Company promptly upon its request any Company information or materials in the Participant’s possession or under the Participant’s control

ii.Nothing in this Section diminishes or limits any protection granted by law to trade secrets or relieves the Participant of any duty not to disclose, use or misappropriate any information that is a trade secret for as long as such information remains a trade secret. Nothing herein shall limit or render unenforceable any other agreement between the Company and the Participant regarding the subject matter contained in this Section. The Participant understands and agrees that the confidentiality obligations set forth in this Section are in addition to any confidentiality obligations imposed by law or other contract with the Company.

iii.Notwithstanding any provision in this Agreement or any other agreement that the Participant may have entered into with the Company or any subsidiaries or affiliates thereof on or prior to the date hereof (collectively, the “Confidentiality Agreements”), nothing contained in any of the Confidentiality Agreements shall (i) prohibit the Participant from cooperating with or reporting to the staff of the Securities and Exchange Commission (the “SEC”) possible violations of any law or regulation of the SEC, (ii) prohibit the Participant from cooperating with or making other disclosures to the staff of the SEC that are protected under the whistleblower provisions of any federal securities laws or regulations or (iii) limit the Participant’s right to receive an award for information provided to the SEC staff in accordance with the foregoing. The Participant does not need the prior authorizations of the Company to engage in such cooperation, reports, communications or disclosures and the Participant is not required to notify the Company if the Participant engages in any such cooperation, reports, communications or disclosures.

iv.Nothing in this Agreement (or any prior agreement on confidentiality to which the Participant may be subject) diminishes or limits any protection granted by law to trade secrets or relieves the Participant of any duty not to disclose, use, or misappropriate any information that is a trade secret, for as long as such information remains a trade secret. Additionally, nothing in this Agreement (or any prior agreement on confidentiality to which the Participant may be subject) is intended to discourage the Participant from reporting any theft of trade secrets to the appropriate government official pursuant to the Defend Trade Secrets Act of 2016 (“DTSA”) or other applicable state or federal law. Additionally, under the DTSA, a trade secret may be disclosed to report a suspected violation of law and/or in an anti-retaliation lawsuit, as follows:

1.An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that: (A) is made (1) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (2) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

2.An individual who files a lawsuit for retaliation for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual: (A) files any document containing the trade secret under seal; and (B) does not disclose the trade secret, except pursuant to court order. Nothing in this Agreement (or any prior agreement on confidentiality to which the Participant may be subject) shall limit, curtail or diminish the Company’s statutory rights under the DTSA, any applicable state law regarding trade secrets or common law.

(f)Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable

(g)No Rights to Service. Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position, as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the rights of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Participant at any time for any reason whatsoever.

(h)Bound by Plan. By accepting this Award, the Participant acknowledges that the Participant has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

(i)Beneficiary. The Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

(j)Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

(k)Section 409A. It is intended that this Award be exempt from or comply with Section 409A of the Code and this Agreement shall be interpreted consistent therewith. This Award is subject to Section 15(t) of the Plan.

(l)Electronic Delivery. By executing this Agreement, the Participant hereby consents to the electronic delivery of prospectuses, annual reports and other information required to be delivered by Securities and Exchange Commission rules. This consent may be revoked in writing by the Participant at any time upon three business days’ notice to the Company, in which case subsequent required prospectuses, annual reports and other information will be delivered in hard copy to the Participant.

(m)Securities Laws. The Participant agrees that the obligation of the Company to issue RSU Shares shall also be subject, as conditions precedent, to compliance with applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, state securities or corporation laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company’s securities shall be listed.

(n)Entire Agreement. This Agreement, and the Plan, contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior agreements, communications, representations and negotiations in respect thereto. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

(o)Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

(p)Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(q)Signature in Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument and may be executed by electronic signature or other electronic means.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

Spectrum Brands Holdings, Inc.

_____________________________

Ehsan Zargar
Executive Vice President, General Counsel and Corporate Secretary

Acknowledged and Agreed:

_____________________________
Name: